Exhibit 99.1

Entercom Communications Corp.

Reports Fourth Quarter and Full Year Results

Fourth Quarter Free Cash Flow Increased 2%

(Bala Cynwyd, Pa. February 11, 2014) Entercom Communications Corp. (NYSE: ETM) today reported financial results for the quarter ended December 31, 2013.

Fourth Quarter Highlights

•	Net revenues for the quarter decreased 2% to $99.6 million

•	Station expenses decreased 1% to $61.3 million

•	Station operating income decreased 5% to $38.3 million

•	Adjusted EBITDA decreased 7% to $32.8 million

•	Adjusted net income per share was flat at $0.31

•	Free cash flow increased 2% to $22.5 million

Full Year Highlights

•	Net revenues for the year decreased 3% to $377.6 million

•	Station expenses decreased slightly to $251.8 million

•	Station operating income decreased 8% to $125.8 million

•	Adjusted EBITDA decreased 9% to $104.9 million

•	Adjusted net income per share was flat at $0.79

•	Free cash flow decreased 4% to $60.4 million

David J. Field, President and Chief Executive Officer, stated: “Entercom’s fourth quarter revenues declined 2% while revenues excluding political advertising posted a 2% increase. 2014 began on a solid note with January revenues up moderately over the prior year. We are optimistic about 2014 performance based on improving sales capabilities and execution, strong ratings and meaningful local growth opportunities.”

Additional Information

In December, the Company repriced its $300 million Term B loan and reduced the borrowing rate by 1.0%, generating savings of approximately $3 million per year.

The Company reduced its outstanding debt by $14.2 million (net of cash) during the quarter. As of December 31, 2013, the Company had $12.2 million in cash and $517.1 million of senior debt and senior notes.

Exhibit 99.1 - Page 1

Earnings Conference Call and Company Information

Entercom will hold a conference call regarding the quarterly earnings release on Tuesday, February 11, 2014 at 12:00 PM Eastern Time. Investors will have the opportunity to submit questions to the Company regarding the fourth quarter earnings release by emailing their inquiries to questions@entercom.com. Questions should be sent at least 10 minutes prior to the call. The Company will only discuss inquiries made by email prior to the conference call. The public may access the conference call by dialing 888-889-0278 (passcode: Entercom). A replay of the conference call will be available and can be accessed either by dialing 866-402-3768 or by visiting the Company’s website: www.entercom.com. Additional information and reconciliation of same station results are available on the Company’s website at www.entercom.com.

About Entercom

Entercom Communications Corp. (NYSE: ETM), led by President and CEO David Field, is one of the largest radio broadcasting companies in the United States, with a nationwide portfolio of over 100 stations in 23 markets, including San Francisco, Boston, Seattle, Denver, Portland, Sacramento and Kansas City.

Known for developing unique and highly successful locally programmed stations, Entercom is home to some of radio’s most distinguished brands and compelling personalities. The company also is the radio broadcast partner of the Boston Red Sox, Buffalo Bills, Buffalo Sabres, Kansas City Royals, Memphis Grizzlies, New Orleans Saints, New Orleans Pelicans, Oakland Athletics, Oakland Raiders and San Jose Sharks.

Entercom focuses on creating effective multi-platform marketing solutions for its customers, incorporating the company’s audio, digital and experiential assets. Additionally, the company has a long-standing commitment to responsible corporate citizenship and environmental stewardship. Entercom stations play a vital, hands-on role in improving their communities, providing over $100 million in annual support for local charitable organizations.

The company’s radio stations have received numerous awards, including multiple Edward R. Murrow Awards for excellence in broadcast journalism, as well as the National Association of Broadcasters (NAB) Marconi Award for excellence in radio broadcasting. In 2012, Entercom was named by Information Week as one of the Top 500 Technology Innovators in the United States.

Certain Definitions

All references to per share data, unless stated otherwise, are presented as per diluted share. All references to shares outstanding, unless stated otherwise, are presented to exclude unvested restricted stock units. All references to net debt are outstanding debt net of cash on hand.

Station expenses consist of station operating expenses excluding non-cash compensation expense.

Exhibit 99.1 - Page 2

Corporate expenses consist of corporate general and administrative expenses excluding non-cash compensation expense.

Station operating income consists of operating income (loss) before: depreciation and amortization; time brokerage agreement fees (income); corporate general and administrative expenses; non-cash compensation expense (which is otherwise included in station operating expenses); impairment loss; merger and acquisition costs; and gain or loss on sale or disposition of assets.

Adjusted EBITDA consists of net income (loss), adjusted to exclude: income taxes (benefit); total other expense; depreciation and amortization; time brokerage agreement fees (income); non-cash compensation expense (which is otherwise included in station operating expenses and corporate G&A expenses); impairment loss; merger and acquisition costs; and gain or loss on sale or disposition of assets.

Free cash flow consists of operating income (loss): (i) plus depreciation and amortization, net (gain) loss on sale or disposal of assets; non-cash compensation expense (which is otherwise included in station operating expenses and corporate general and administrative expenses), impairment loss; merger and acquisition costs; and (ii) less net interest expense (excluding amortization of deferred financing costs), taxes paid and capital expenditures.

Adjusted net income consists of net income (loss) adjusted to exclude: (i) income taxes (benefit) as reported; (ii) gain/loss on sale of assets, derivative instruments and investments; (iii) non-cash compensation expense; (iv) other income; (v) impairment loss; (vi) merger and acquisition costs; and (vii) gain/loss on early extinguishment of debt. For purposes of comparability, income taxes are reflected at the expected statutory federal and state income tax rate of 42% without discrete items of tax.

Adjusted net income per share includes any dilutive equivalent shares when not anti-dilutive.

Same station is computed by comparing the performance of stations operated by the Company throughout the relevant period to the comparable performance in the prior year’s corresponding period (excluding non-cash compensation expense). Any acquisition or disposition of radio stations not deemed to be material by management are ignored for the purpose of computing this data. There were no material acquisitions during the periods presented in the tables below.

Non-GAAP Financial Measures

It is important to note that station operating income, station expense, corporate expense, same station net revenues, same station expenses, same station operating income, adjusted EBITDA, adjusted net income, adjusted net income per share and free cash flow are not measures of performance or liquidity calculated in accordance with generally accepted accounting principles (“GAAP”). Management believes that these measures are useful as a way to evaluate the Company and the means for management to evaluate our radio stations’ performance and operations. Management believes that these measures are useful to an investor in evaluating our performance because they are widely used in the broadcast industry as a measure of a radio company’s operating performance.

Exhibit 99.1 - Page 3

Certain adjusted non-GAAP financial measures are presented in this release (e.g., adjusted net income and adjusted net income per share). The adjustments exclude gain/loss on sale of assets, derivative instruments, and investments; non-cash compensation expense, other income, impairment loss and gain/loss on early extinguishment of debt. Management believes these adjusted non-GAAP measures provide useful information to Management and investors by excluding certain income, expenses and gains and losses that may not be indicative of the Company’s core operating and financial results. Similarly, Management believes these adjusted measures are a useful performance measure because certain items included in the calculation of net income (loss) may either mask or exaggerate trends in the Company’s ongoing operating performance. Further, the reconciliations corresponding to these adjusted measures, by identifying the individual adjustments, provide a useful mechanism for investors to consider these adjusted measures with some or all of the identified adjustments.

Management uses these non-GAAP financial measures on an ongoing basis to help track and assess the Company’s financial performance. You, however, should not consider non-GAAP measures in isolation or as substitutes for net income (loss), operating income, or any other measure for determining our operating performance that is calculated in accordance with generally accepted accounting principles. These non-GAAP measures are not necessarily comparable to similarly titled measures employed by other companies. The accompanying financial tables provide reconciliations to the nearest GAAP measure of all non-GAAP measures provided in this release.

Note Regarding Forward-Looking Statements

The information in this news release is being widely disseminated in accordance with the Securities and Exchange Commission’s Regulation FD.

This news announcement contains certain forward-looking statements that are based upon current expectations and certain unaudited pro forma information that is presented for illustrative purposes only and involves certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Additional information and key risks are described in the Company’s filings on Forms 8-K, 10-Q and 10-K with the Securities and Exchange Commission. Readers should note that these statements might be impacted by several factors including changes in the economic and regulatory climate and the business of radio broadcasting, in general. The unaudited pro forma information and same station operating data reflect adjustments and are presented for comparative purposes only and do not purport to be indicative of what has occurred or indicative of future operating results or financial position. Accordingly, the Company’s actual performance may differ materially from those stated or implied herein. The Company assumes no obligation to publicly update or revise any unaudited pro forma or forward-looking statements.

Contact:

Steve Fisher

Executive Vice President and Chief Financial Officer

610-660-5647

Exhibit 99.1 - Page 4

Fourth Quarter 2013

Earnings Release

ENTERCOM COMMUNICATIONS CORP.

FINANCIAL DATA

(amounts in thousands, except per share data)

(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2013	2012	2013	2012
STATEMENTS OF OPERATIONS
Net Revenues	$99,583	$102,092	$377,618	$388,924

Station Expenses	61,312	61,663	251,830	252,350
Station Expense - Non-Cash Compensation	244	151	766	584
Corporate Expenses	5,448	5,096	20,877	20,704
Corporate Expenses - Non-Cash Compensation	1,046	1,619	3,504	5,170
Depreciation And Amortization	1,988	2,597	8,545	10,839
Impairment Loss	—	—	850	22,307
Net Time Brokerage Agreement Fees (Income)	—	—	—	238
Net (Gain) Loss On Sale Or Disposition of Assets	304	15	(1,321)	138

Total Operating Expenses	70,342	71,141	285,051	312,330

Operating Income	29,241	30,951	92,567	76,594

Other Expense (Income) Items:
Net Interest Expense	10,410	12,592	44,232	53,446
Net Loss On Extinguishment Of Debt	—	747	—	747
Net Gain On Derivative Instruments	—	—	—	(1,346)
Net Loss On Investments	—	73	—	123
Other Income	(72)	(37)	(165)	(118)

Total Other Expense	10,338	13,375	44,067	52,852

Income Before Income Taxes	18,903	17,576	48,500	23,742
Income Taxes	9,396	10,229	22,476	12,474

Net Income	$9,507	$7,347	$26,024	$11,268

Net Income Per Share - Basic	$0.25	$0.20	$0.70	$0.31

Net Income Per Share - Diluted	$0.25	$0.19	$0.68	$0.30

Weighted Common Shares Outstanding - Basic	37,471	36,935	37,418	36,906

Weighted Common Shares Outstanding - Diluted	38,336	37,837	38,301	37,810

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Capital Expenditures	$823	$1,901	$4,325	$3,688

Income Taxes Paid	$—	$—	$69	$99

Cash Interest	$14,632	$19,500	$41,010	$48,568

SELECTED BALANCE SHEET DATA	December 31,
	2013	2012
Cash And Cash Equivalents	$12,231	$8,923

Total Assets	$912,688	$920,358

Current Portion Of Senior Debt	$3,000	$22,418

Senior Debt (including Current Debt)	$299,500	$352,592

Senior Notes	$217,624	$217,349

Total Shareholders’ Equity	$298,393	$269,494

Exhibit 99.1 - Page 5

OTHER FINANCIAL DATA

	Three Months Ended		Year Ended
	December 31,		December 31,
	2013	2012	2013	2012
Reconciliation Of GAAP Station Operating Expenses To Station Expenses
Station Operating Expenses	$61,556	$61,814	$252,596	$252,934
Station Expenses - Non-Cash Compensation	(244)	(151)	(766)	(584)

Station Expenses	$61,312	$61,663	$251,830	$252,350

Reconciliation Of GAAP Corporate General & Administrative Expenses To Corporate Expenses
Corporate General & Administrative Expenses	$6,494	$6,715	$24,381	$25,874
Corporate Expenses - Non-Cash Compensation	(1,046)	(1,619)	(3,504)	(5,170)

Corporate Expenses	$5,448	$5,096	$20,877	$20,704

Reconciliation Of GAAP Operating Income To Station Operating Income
Operating Income	$29,241	$30,951	$92,567	$76,594
Corporate Expenses	5,448	5,096	20,877	20,704
Corporate Expenses - Non-Cash Compensation	1,046	1,619	3,504	5,170
Station Expenses - Non-Cash Compensation	244	151	766	584
Depreciation And Amortization	1,988	2,597	8,545	10,839
Impairment Loss	—	—	850	22,307
Net Time Brokerage Agreement Fees (Income)	—	—	—	238
Net (Gain) Loss On Sale Or Disposition of Assets	304	15	(1,321)	138

Station Operating Income	$38,271	$40,429	$125,788	$136,574

Reconciliation Of GAAP Net Income To Adjusted EBITDA
Net Income	$9,507	$7,347	$26,024	$11,268
Income Taxes	9,396	10,229	22,476	12,474
Total Other Expense	10,338	13,375	44,067	52,852
Corporate Expenses - Non-Cash Compensation	1,046	1,619	3,504	5,170
Station Expenses - Non-Cash Compensation	244	151	766	584
Depreciation And Amortization	1,988	2,597	8,545	10,839
Impairment Loss	—	—	850	22,307
Net Time Brokerage Agreement Fees (Income)	—	—	—	238
Net (Gain) Loss On Sale Or Disposition of Assets	304	15	(1,321)	138

Adjusted EBITDA	$32,823	$35,333	$104,911	$115,870

Reconciliation Of GAAP Net Income To Free Cash Flow
Net Income	$9,507	$7,347	$26,024	$11,268
Depreciation And Amortization	1,988	2,597	8,545	10,839
Impairment Loss	—	—	850	22,307
Deferred Financing Costs Included In Interest Expense	812	1,122	3,870	4,405
Amortization Of Original Issue Discount Included In Interest Expense	71	64	274	246
Non-Cash Compensation Expense	1,290	1,770	4,270	5,754
Net (Gain) Loss On Sale Or Disposition of Assets	304	15	(1,321)	138
Net Loss On Extinguishment Of Debt	—	747	—	747
Net Gain On Derivative Instruments	—	—	—	(1,346)
Net Loss On Investments	—	73	—	123
Other Income	(72)	(37)	(165)	(118)
Income Taxes	9,396	10,229	22,476	12,474
Capital Expenditures	(823)	(1,901)	(4,325)	(3,688)
Income Taxes Paid	—	—	(69)	(99)

Free Cash Flow	$22,473	$22,026	$60,429	$63,050

Exhibit 99.1 - Page 6

	Three Months Ended		Year Ended
	December 31,		December 31,
	2013	2012	2013	2012
Reconciliation Of GAAP Operating Income To Free Cash Flow:
Operating Income	$29,241	$30,951	$92,567	$76,594
Depreciation and Amortization	1,988	2,597	8,545	10,839
Non-Cash Compensation Expense	1,290	1,770	4,270	5,754
Impairment Loss	—	—	850	22,307
Interest Expense, Net of Interest Income, Deferred Financing Costs & OID	(9,527)	(11,406)	(40,088)	(48,795)
Capital Expenditures	(823)	(1,901)	(4,325)	(3,688)
Net (Gain) Loss On Sale Or Disposition of Assets	304	15	(1,321)	138
Income Taxes Paid	—	—	(69)	(99)

Free Cash Flow	$22,473	$22,026	$60,429	$63,050

Reconciliation Of GAAP Net Income To Adjusted Net Income
Net Income	$9,507	$7,347	$26,024	$11,268
Income Taxes	9,396	10,229	22,476	12,474
Net (Gain) Loss On Sale Or Disposition of Assets	304	15	(1,321)	138
Net Loss On Extinguishment Of Debt	—	747	—	747
Impairment Loss	—	—	850	22,307
Net Gain On Derivative Instruments	—	—	—	(1,346)
Net Loss On Investments	—	73	—	123
Other Income	(72)	(37)	(165)	(118)
Non-Cash Compensation Expense	1,290	1,770	4,270	5,754

Adjusted Income Before Income Taxes	20,425	20,144	52,134	51,347
Income Taxes	8,579	8,460	21,896	21,566

Adjusted Net Income	$11,847	$11,684	$30,238	$29,781

Weighted Average Diluted Shares Outstanding	38,336	37,837	38,301	37,810

Adjusted Net Income Per Share - Diluted	$0.31	$0.31	$0.79	$0.79

Exhibit 99.1 - Page 7